UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 8, 2005

Date of Report (Date of earliest event reported)

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective August 8, 2005 and in connection with the closing of the private transition, CONSOL Energy Inc. (“CEI” or the “Company”) and CNX Gas Corporation (“CNX Gas”), and certain of each of their subsidiaries, entered into various intercompany agreements. Each of the Master Separation Agreement, Master Cooperation and Safety Agreement, Services Agreement, Tax Sharing Agreement, Intercompany Revolving Credit Agreement and Master Lease were dated as of August 1, 2005 and are attached as Exhibits 10.69, 10.70, 10.71, 10.72, 10.73 and 10.74 to this Form 8-K and are hereby incorporated by reference. Additionally, on August 8, 2005, the Company entered into an amendment to its Collateral Trust Agreement and an amendment to its Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement and Regulated Substances Certificate and Indemnity Agreement, which are attached hereto as Exhibits 10.75 and 10.76 and are hereby incorporated by reference. The Company also entered into an Originator Release related to the Company’s accounts receivables facility and Supplemental Indenture No. 4 related to its 7.875% Notes due 2012, copies of which are attached as Exhibits 10.77 and 10.78 to this Form 8-K and are hereby incorporated by reference. A brief description of each agreement is set forth below and such descriptions are qualified by the complete agreements attached hereto.

Master Separation Agreement

The master separation agreement contains the key provisions relating to the separation of CNX Gas’s business from CEI’s other businesses and sets forth certain agreements and covenants related to certain ongoing relationships between CEI and CNX Gas following that separation. Other than certain coalbed methane and conventional oil and gas rights located outside of Virginia, Pennsylvania, northern West Virginia and Tennessee, which CEI and its remaining affiliates leased to CNX Gas pursuant to a master lease, CEI and certain of its affiliates transferred to CNX Gas the assets that are used exclusively in CEI’s gas operations and other assets specifically listed in the agreement, subject to some specified exclusions. All assets were transferred to CNX Gas on an “as-is-where-is” basis. In the event that both CNX Gas and CEI have rights under certain contracts, the party that signed the contract will make available the rights and benefits of that contract to the other party, but only to the extent that the contract applies to the other party, and the other party will assume and discharge the liabilities related to those rights and benefits. CNX Gas assumed all of the liabilities related to those assets and the gas operations, even if those liabilities were as a result of activities occurring prior to the effective date of the separation of the businesses and regardless of whether such liabilities were the result of negligence or misconduct on the part of CEI, subject to the following allocation of unknown liabilities, if any, asserted in writing by one or more third parties within five years of August 8, 2005: CNX Gas will be responsible for the first $10 million of aggregate unknown liabilities; CEI will be responsible for the next $40 million of aggregate unknown liabilities; and CNX Gas will be responsible for any additional unknown liabilities over $50 million. CNX Gas will also be responsible for any unknown liabilities which were not asserted in writing during the five year period. Certain excluded liabilities which may have related to gas operations are not being assumed by CNX Gas and CNX Gas is being indemnified by CEI with respect to those liabilities. CNX Gas is also obligated to indemnify CEI and its affiliates against all liabilities arising out of federal and state securities laws, including liabilities related to material untrue statements and omissions in the offering memorandum related to CNX Gas’ recent private sale of common stock, any future registration statement CNX Gas files with the SEC and any future prospectus CNX Gas uses in a public offering.

CNX Gas has agreed that, for so long as CEI beneficially owns at least fifty percent (50%) of the outstanding CNX Gas voting stock, CNX Gas will: (i) not take any action which would limit the ability of CEI or its transferee to transfer its shares of CNX Gas common stock and (ii) not take any actions that could reasonably result in CEI being in breach of or in default under any contract or agreement, including any action that would cause a default under CEI’s debt instruments.

Additionally, CNX Gas will not issue any additional capital stock without CEI’s consent if after such issuance CEI would own less than eighty percent (80%) of CNX Gas’s outstanding voting stock. CEI also has the right to purchase shares of CNX Gas capital stock in two instances. First, CEI has the right to purchase shares of CNX Gas capital stock in order to maintain a percentage ownership in CNX Gas capital stock of at least eighty percent (80%) for tax consolidation purposes. Second, CEI has the right to purchase the required number of shares of capital stock from CNX Gas so that CEI may effect a distribution of all of its CNX Gas shares to its stockholders as a tax-free spin-off.

Master Cooperation and Safety Agreement

The master cooperation and safety agreement contains the provisions related to the safe and economical operation of CEI’s coal business and CNX Gas’s gas business where joint interests exist. The parties have agreed that to the extent there is any conflict between CNX Gas’s gas interests and CEI’s coal interest in a joint location, CEI’s coal operations shall generally prevail. CNX Gas has agreed to sign and deliver any waiver or consent necessary to allow coal mining operations of CEI in the vicinity of any property or gas rights owned by CNX Gas and CEI has agreed that CNX Gas has the right to capture gas from any well associated with CEI’s property, subject to CEI’s right to preclude CNX Gas from capturing gas with respect to any active mining area in order to promote safety for and productivity of CEI’s coal operations. CNX Gas is obligated to coordinate its annual drilling plan with CEI’s ten year mine plan.

CEI has the right at its expense to develop wells located within an active mining area (i.e., coal area) or within CEI’s then ten year mine plan area. CNX Gas also has the right at its expense to develop wells in those active mining areas or within the ten year plan area with CEI’s consent. Subject to the overriding principles stated above, CNX Gas has the sole right to capture gas in any active mining area, in any area in the ten year mine plan and in any other non-coal area from wells developed by CEI.

CEI will have access to CNX Gas’s control systems located in coal areas for monitoring purposes. CEI can also request that CNX Gas relocate, at CEI’s expense, any part of those systems to the extent it interferes with CEI’s coal operations. CEI is also permitted to subside any part of a system located in an active mine area, provided that CEI reimburses CNX Gas for its out-of-pocket costs related to the subsidence.

CEI maintains all mining rights to use the surface within any coal area for activities associated with coal mining, including venting coal gas and drilling vertical vent holes for degasification. CEI also has the right to use any coal gas produced from coal area wells as long their use is consistent with past practices and they pay CNX Gas the applicable market price for the use of the gas.

As long as CEI beneficially owns 10% or more of CNX Gas’s voting stock, CNX Gas will have a right of first refusal on future gas rights obtained by CEI and CEI will have a right of first refusal on any coal rights that CNX Gas acquires.

Tax Sharing Agreement

The tax sharing agreement governs the respective rights, responsibilities, and obligations of CEI and CNX Gas with respect to certain tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes and related tax returns of the parties. In general, CEI is responsible for the remittance of U.S. federal income taxes of the affiliated group of corporations, including CNX Gas, of which it is the common parent. CEI is responsible for the remittance of state income taxes to states in which it is required to file, or elects to file a consolidated or combined state income tax return.

CNX Gas is obligated to pay to CEI, each year, an amount equal to the amount of U.S. federal income tax and state income tax that it would have incurred had it filed a separate U.S. federal income tax return and separate state income tax returns in the states in which it is included in a consolidated or combined state tax return filed by CEI. CEI is responsible for, and has exclusive control over, preparing and filing any tax return with respect to the CEI affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined or unitary group for state tax purposes that includes CEI or any of its subsidiaries, including making any tax elections, provided, however, that any tax election that affects only CNX Gas will be made, after CEI consults with CNX Gas, in a manner that is reasonable and fair to CNX Gas. CEI generally has exclusive authority to control tax examinations and proceedings related to any tax returns of the CEI affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined or unitary group for state tax purposes that includes CEI or any of its subsidiaries, except for matters or issues that relate solely to CNX Gas. CNX Gas also covenants to take certain actions and refrain from certain actions in order to preserve CEI’s ability to distribute the CNX Gas stock it owns to its stockholders in a tax-free spin-off. The tax sharing agreement also assigns responsibilities for other administrative matters and provides for cooperation and information sharing with respect to tax matters.

Services Agreement

The services agreement governs the provision by CEI to CNX Gas of support services, such as: cash management and debt service administration; accounting and tax; investor relations; payroll and human resources administration; legal; information technology; internal audit; real estate management; and other general administrative functions. CNX Gas will pay or reimburse CEI for any out-of-pocket payments, costs and expenses associated with these services.

Intercompany Revolving Credit Agreement

The credit agreement provides that CEI will lend to CNX Gas, on a revolving basis, funds in an amount not to exceed $50 million at any one time outstanding, with interest on borrowings at a rate equal to the all-in interest rate available to CEI from outside sources for short term borrowings. The credit agreement will remain in effect until the earlier of the time when CNX Gas arranges for a third-party credit facility or one year. It may be earlier terminated by CEI if CEI or its affiliates own common stock of CNX Gas representing less than a majority of the voting power of that common stock or if CNX Gas materially breaches the credit agreement or any of the other intercompany agreements. The obligation of CEI to make loans to CNX Gas is subject to compliance with covenants contained in CEI’s $750 million revolving credit facility.

Master Lease

Pursuant to the master lease, CEI (and certain of its subsidiaries) has leased to CNX Gas Company, LLC, all of CEI’s (and its subsidiaries’) rights to explore and drill for, operate, produce, process, transport, market and sell, oil and natural gas and coalbed methane owned, leased or otherwise controlled by it. Excluded from the lease are any oil and natural gas or coalbed methane or related asset or right that: (i) was previously conveyed, transferred or assigned by CEI to CNX Gas Company LLC, (ii) is the subject to (or arising from) an existing contract or lease as set forth in the master lease, (iii) is listed in the master separation agreement as an excluded asset or (iv) was evaluated as proved, probable and/or possible oil and gas interests in that certain reserve report received by CEI dated as of June 29, 2005. Specifically excepted from this master lease are any coal and coal mining rights and other minerals owned or leased by CEI (or its subsidiaries).

Amendment No. 2 to Collateral Trust Agreement

This Amendment was entered into between CEI, certain subsidiaries of CEI and the trustees in order to release CNX Gas Corporation and its two wholly-owned subsidiaries, Cardinal States Gathering Company and CNX Gas Company LLC, from all obligations under the Collateral Trust Agreement dated June 30, 2004, as amended. Additionally, the shares of CNX Gas held by Consolidation Coal Company (a wholly-owned subsidiary of CEI) were pledged to the collateral trustees.

Amendment No. 1 to Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement and Regulated Substances Certificate and Indemnity Agreement

In connection with the release of CNX Gas Corporation and its two wholly-owned subsidiaries, Cardinal States Gathering Company and CNX Gas Company LLC, as guarantors under CEI’s $750 million revolving credit facility, this Amendment was entered into between CEI, certain of its subsidiaries, and the trustees of the collateral trust related to these agreements in order to release CNX Gas Corporation, Cardinal States Gathering Company and CNX Gas Company LLC from all obligations under the following agreements: (i) the Security Agreement dated as of June 30, 2004, (ii) the Pledge Agreement dated as of June 30, 2004, (iii) the Patent, Trademark and Copyright Security Agreement dated as of June 30, 2004 and (iv) the Regulated Substances Certificate and Indemnity Agreement dated as of June 30, 2004.

Originator Release

On August, 8, 2005, CEI, and certain of its subsidiaries, entered into an originator release with certain banks for the purpose of removing CNX Gas Company LLC as an originator under that certain Purchase and Sale Agreement dated as of April 30, 2003 and as a sub-servicer under that certain Receivables Purchase Agreement dated as of April 30, 2003. Additionally, all liens on assets of CNX Gas Company LLC were terminated under those two agreements.

CONSOL Energy Inc., Supplemental Indenture No. 4 to $250,000,000, 7.875% Notes due 2012

This Supplemental Indenture No. 4 provides that Cardinal States Gathering Company and CNX Gas Company LLC are released from their obligations as a guarantor under the Indenture originally dated March 7, 2002 providing for the issuance of the 7.875% Notes due in 2012 in the aggregate principal amount of $250,000,000. CNX Gas Corporation was not a guarantor under the Indenture.

Item 8.01.	Other Events.

On August 11, 2005, CNX Gas Corporation (together with its subsidiaries, “CNX Gas”), a subsidiary of CONSOL Energy Inc. (together with its subsidiaries other than CNX Gas, “CEI” or “CONSOL Energy”), closed on the private sale of an additional approximately 3.6 million shares of common stock for proceeds before expenses of approximately $58.4 million. The additional shares were issued pursuant to the exercise in full of the previously announced 30-day option which had been granted in connection with CNX Gas’ previously announced private sale of approximately 24.3 million shares. Net proceeds from the exercise of this option were also paid as a special dividend to CONSOL Energy.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.69	Master Separation Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation and each of their respective subsidiaries, dated as of August 1, 2005.

Exhibit 10.70	Master Cooperation and Safety Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation and each of their respective subsidiaries, dated as of August 1, 2005.

Exhibit 10.71	Services Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation, and the subsidiaries of CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.72	Tax Sharing Agreement, by and between CONSOL Energy Inc. and CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.73	Intercompany Revolving Credit Agreement, by and between CONSOL Energy Inc. and CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.74	Master Lease dated August 1, 2005 by and between CONSOL Energy Inc. and certain of its subsidiaries and CNX Gas Company LLC.

Exhibit 10.75	Amendment No. 2 to Collateral Trust Agreement dated as of April 1, 2005.

Exhibit 10.76	Amendment No. 1 to Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement and Regulated Substances Certificate and Indemnity Agreement dated as of August 8, 2005.

Exhibit 10.77	Originator Release by and among CONSOL Energy Inc., certain of its subsidiaries and certain banking parties dated as of August 8, 2005.

Exhibit 10.78	Supplemental Indenture No. 4 dated as of August 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Vice President and General Counsel

Dated: August 12, 2005

Exhibit Index

Exhibit No.	Description
Exhibit 10.69	Master Separation Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation and each of their respective subsidiaries, dated as of August 1, 2005.

Exhibit 10.70	Master Cooperation and Safety Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation and each of their respective subsidiaries, dated as of August 1, 2005.

Exhibit 10.71	Services Agreement, by and among CONSOL Energy Inc., CNX Gas Corporation, and the subsidiaries of CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.72	Tax Sharing Agreement, by and between CONSOL Energy Inc. and CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.73	Intercompany Revolving Credit Agreement, by and between CONSOL Energy Inc. and CNX Gas Corporation, dated as of August 1, 2005.

Exhibit 10.74	Master Lease dated August 1, 2005 by and between CONSOL Energy Inc. and certain of its subsidiaries and CNX Gas Company LLC.

Exhibit 10.75	Amendment No. 2 to Collateral Trust Agreement dated as of April 1, 2005.

Exhibit 10.76	Amendment No. 1 to Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement and Regulated Substances Certificate and Indemnity Agreement dated as of August 8, 2005.

Exhibit 10.77	Originator Release by and among CONSOL Energy Inc., certain of its subsidiaries and certain banking parties dated as of August 8, 2005.

Exhibit 10.78	Supplemental Indenture No. 4 dated as of August 8, 2005.